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                                                                 Exhibit 10.11

                          AGREEMENTS REGARDING JAGUAR ASSETS

     This Agreement Regarding Jaguar Assets (the "Agreement") is made and entered into as of January 4, 1998, by and among the Chaisson Family Trust R-501, u/a/d October 23, 1985 (the "Seller"), Chaisson Diversified Investments, Inc., a Nevada corporation ("CDI"), Cross-Continent Auto Retailers, Inc., a Delaware corporation ("C-Car"), and JRJ Investments, Inc., a Nevada corporation (the "Company").

                                       RECITALS

     A. Pursuant to paragraph 20(c) of that certain Amended and Restated Stock Purchase Agreement, dated as of November 1, 1997, by and among Seller, C-Car and the Company (the "Purchase Agreement"), the Company is, on the date hereof, distributing the Jaguar Assets (as defined in the Purchase Agreement) to CDI, a corporation wholly owned by Seller, (the "Jaguar Distribution"); and

     B. Pursuant to that certain Management Agreement, dated as of November 1, 1997, by and among C-Car, the Company and the Seller (the "Pre-Closing Management Agreement"), C-Car has been managing the Dealerships (as defined in the Purchase Agreement), including the Jaguar Assets; and

     C. Seller, CDI and the Company have agreed to enter into a Management Agreement, to be dated January 5, 1998 (the "Post-Closing Management Agreement"), providing for the Company to manage: (1) any Franchise (as defined in the Post-Closing Management Agreement), other than the Jaguar Franchise, which was issued to Seller, as the approved owner of the Company, and for which C-Car has not received approval from the respective Manufacturer as the owner of a Franchise (the "Managed Franchises"), and (b) the Jaguar Assets; and

     D. Seller, CDI, C-Car and the Company desire to enter into certain agreements with respect to the Pre-Closing Management Agreement and the Post-Closing Management Agreement relating to the Jaguar Assets.

                                      AGREEMENTS

     In consideration of the mutual agreements set forth in this Agreement, the Seller, CDI, C-Car and the Company agree as follows:

     1. With respect to the Pre-Closing Management Agreement, from this date until its Termination Date (as defined in the Pre-Closing Management Agreement): (a) the Seller and CDI will be jointly referred to as the Seller, and (b) the Jaguar Assets shall remain subject to the Pre-Closing Management Agreement and managed by C-Car.

     2. With respect to the provisions of paragraph 20(c) requiring that Seller either pay in full or, with the consent of the lien holder(s) and the release of the Company therefrom, assume the Company's floor plan liability secured by liens on the New Jaguar Automobiles (as defined in paragraph 20(c) of the Purchase Agreement (the "Floor Plan Liability"), the parties agree that:

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          (a) so long as the Jaguar Assets are being managed by either C-Car, pursuant to the Pre-Closing Management Agreement, or by the Company, pursuant to the Post-Closing Management Agreement, C-Car and the Company, respectively: (i) waive the aforesaid requirement regarding the payment or assumption of the Floor Plan Liability by Seller and/or CDI, and (ii) agree to pay in full all liabilities secured by liens on New Jaguar Automobiles in accordance with the terms of any applicable floor plan agreement, and

          (b) immediately upon the occurrence of the Jaguar Termination Date (as defined in the Post-Closing Management Agreement) Seller and CDI, jointly and severally agree to, or cause any purchaser of the Jaguar Assets to, fully comply with the requirement relating to the Floor Plan Liability.

     3. Notwithstanding the provisions of paragraph 6 of the Pre-Closing Management Agreement relating to the repayment, on either the Distribution Date or the Termination Date (as each phrase is defined in the Pre-Closing Management Agreement), of all, or the applicable portion of, the Jaguar Deposit (as defined in the Pre-Closing Management Agreement) paid by C-Car to the Seller, the parties agree that: (a) the applicable portion of the Jaguar Deposit need not be repaid by Seller to C-Car, and (b) the Jaguar Deposit shall be deemed to have been paid by the Company to CDI as contemplated by, and governed by, paragraph 6 of the Post-Closing Management Agreement, with the repayment of the applicable portion thereof to be paid in accordance with said paragraph 6 of the Post-Closing Management Agreement.

     4. Except as specifically set forth herein, all other provisions of the Purchase Agreement and the Pre-Closing Management Agreement remain in full force and effect.


SELLER:                                   C-CAR:

Chaisson Family Trust R-501               Cross-Continent Auto Retailers, Inc.

By:                                       By:
   ---------------------------------         -----------------------------------
    James J. Chaisson, Sr., Trustee              R. Wayne Moore, Secretary

CDI:                                      THE COMPANY:

Chaisson Diversified Investments, Inc.    JRJ Investments, Inc.

By:                                       By:
   -----------------------------------       -----------------------------------
    James J. Chaisson, Sr., President         James J. Chaisson, Sr., President